All Other Assets (Tables)	12 Months Ended
Dec. 31, 2014
Other Assets [Abstract]
All other Assets
December 31 (In millions)	2014	2013

GE
Investments
Associated companies	$3,384	$3,937
Other	613	626
	3,997	4,563
Contract costs and estimated earnings(a)	13,990	12,522
Long-term receivables, including notes	766	993
Derivative instruments	783	623
Other	5,144	5,007
	24,680	23,708
GECC
Investments
Associated companies	13,091	14,085
Assets held for sale(b)	1,784	484
Other	1,278	379
	16,153	14,948
Derivative instruments	1,630	868
Advances to suppliers	1,374	2,246
Deferred borrowing costs	849	867
Deferred acquisition costs(c)	17	29
Other	3,953	3,997
	23,976	22,955
Eliminations	(330)	(265)
Total	$48,326	$46,398

(a) Contract costs and estimated earnings reflect revenues earned in excess of billings on our long-term contracts to construct technically complex equipment (such as power generation, aircraft engines and aeroderivative units) and long-term product maintenance or extended warranty arrangements. These amounts are presented net of related billings in excess of revenues relating to long-term product maintenance or extended warranty arrangements of $2,329 million and $1,842 million at December 31, 2014 and 2013, respectively.

(b) Assets were classified as held for sale on the date a decision was made to dispose of them through sale or other means. At December 31, 2014 and 2013, such assets consisted primarily of loans, aircraft, and other equipment, and were accounted for at the lower of carrying amount or estimated fair value less costs to sell. These amounts are net of valuation allowances of $6 million and $10 million at December 31, 2014 and 2013, respectively.

(c) Balances at December 31, 2014 and 2013 reflect adjustments of $624 million and $700 million, respectively, to deferred acquisition costs in our run-off insurance operations to reflect the effects that would have been recognized had the related unrealized investment securities holding gains and losses actually been realized.